EXHIBIT 10.30

                   FIRST AMENDMENT TO SUBORDINATION AGREEMENT

      THIS FIRST AMENDMENT TO SUBORDINATION AGREEMENT (this "FIRST Amendment") is entered into effective as of January 24, 1998, between BANK OF AMERICA TEXAS, N.A. ("BOFA") and MARWIT CAPITAL COMPANY, L.P. ("Marwit"), and acknowledged by New West Communications, Inc., a Delaware corporation ("Borrower").

                              W I T N E S S E T H:

      WHEREAS, BofA and Marwit entered into that certain Subordination Agreement (the "SUBORDINATION AGREEMENT") dated as of September 30, 1996, relating to certain credit accommodations BofA and Marwit were each making to Borrower; and

      WHEREAS, Marwit and Borrower have agreed to modify certain terms and provisions of the Subordinated Note (as defined in the Subordination Agreement) and have requested BofA's consent to such amendment.

      NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, BofA, Marwit and Borrower agree as follows:

      1. CONSENT TO REPLACEMENT SUBORDINATED NOTE. BofA consents to the execution of a replacement subordinated note (the "REPLACEMENT SUBORDINATED NOTE") in the form attached hereto as EXHIBIT "A" and agrees that the term "Subordinated Note" as defined in the Subordination Agreement shall be construed to mean the Replacement Subordinated Note. The Replacement Subordinated Note and all payments to be made thereunder shall be subject, in all respects, to the terms and provisions of the Subordination Agreement.

      2. NO TERM LOANS. So long as the Subordination Agreement is in effect, BofA agrees that except for the Facility No. 2 Commitment under the Loan Agreement (as defined in the Subordination Agreement), it will not make any further Term Loans to Borrower; provided, however, the parties hereto agree that notwithstanding the foregoing in the event any indebtedness or other obligation of Borrower under the Loan Agreement is restructured, amended, or otherwise modified to become debt of a term nature such as to comply with the definition of a Term Loan as used herein, such restructured indebtedness or obligation shall be deemed to be Senior Indebtedness under the Subordination Agreement notwithstanding its recharacterization as a Term Loan.

      The parties hereto acknowledge and agree that upon Borrower's repayment of the Facility No. 2 Commitment to BofA under the Loan Agreement, no portion of the Senior Indebtedness shall consist of a Term Loan.

      As used herein, "Term Loan" means a loan made on a non-revolving basis which at the time the first advance is made thereunder provides for a scheduled amortization of the principal of such loan over a set period of time established at the time the first funds are advanced. Under

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no circumstances shall any indebtedness originally advanced on a revolving basis ever be construed to become a Term Loan.

      3. CONTINUED EFFECT. Except as set forth above, the Subordination Agreement shall continue in full force and effect in accordance with its original provisions.

      4.     MISCELLANEOUS.

            (a) SEVERABILITY. In case any of the provisions of this First Amendment shall for any reason be held to be invalid, illegal, or unenforceable, such invalidity, illegality, or unenforceability shall not affect any other provision hereto and this First Amendment shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

            (b) CAPITALIZED TERMS. Except as otherwise defined herein, capitalized terms shall have the meanings specified in the Subordination Agreement.

            (c) EXECUTION IN COUNTERPARTS. This First Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this First Amendment by signing one or more counterparts.

            (d) GOVERNING LAW. This First Amendment shall be construed in accordance with and governed by the laws of the State of Texas and the United States of America.

            (E) COMPLETE AGREEMENT. THIS WRITTEN FIRST AMENDMENT AND THE OTHER WRITTEN AGREEMENTS ENTERED INTO AMONG THE PARTIES REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

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       Executed as of the day and year first above written.

                                    BOFA:

                                    BANK OF AMERICA TEXAS, N.A.

                                    By:
                                    Name:
                                    Title:


                                    MARWIT:

                                    MARWIT CAPITAL COMPANY, L.P.
                                    By:   Marwit Associates, Inc.,
                                          its general partner


                                    By:
                                    Name:
                                    Title:

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                           ACKNOWLEDGMENT BY BORROWER

Borrower hereby acknowledges receipt of a copy of the foregoing First Amendment to Subordination Agreement, confirms that the Replacement Subordinated Note as in effect on the date hereof is all of Borrower's existing indebtedness and obligations to Marwit Capital Company, L.P., and agrees that it will not pay any indebtedness subordinated by the Subordination Agreement, as amended by this First Amendment, until all the Senior Indebtedness shall have been paid in full.

                                    NEW WEST COMMUNICATIONS, INC.,
                                    a Delaware corporation

                                    By:
                                    Name:
                                    Title:

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